UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: September 17, 2019

TARGET GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55066	46-3621499
State or other jurisdiction incorporation	Commission File Number	IRS Employer Identification No.

55 Administration Road, Unit 13, Vaughan, Ontario, Canada	L4K 4G9
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (647) 927-4644

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

For an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Emerging Growth Company ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchanges on which registered
N/A	N/A	N/A

Section 1-	Registrant’s Business and Operations

Item 1.01	Entry into Material Definitive Agreement

Effective September 17, 2019, the Company’s subsidiary CannaKorp Inc. (“CannaKorp”) entered into a Purchase, Licensing and Distribution Agreement (“Agreement”) with Nabis Arizona Property LLC of Scottsdale, Arizona (“Nabis”) concerning the distribution of CannaKorp’s Wisp™ Vaporizer and Wisp™ Pods in Arizona. The term of the Agreement is three (3) years with automatic renewals for additional one year periods unless the Agreement is terminated pursuant to its terms. Nabis is required to pay CannaKorp $45,000.00 for the equipment needed to manufacture the WISP™ Pods, of which $4,500.00 will be paid within three (3) calendar days of Nabis obtaining regulatory approval of its vertically integrated license and the balance of $40,500.00 within 180 days of the effective date of the Agreement.

Under the Agreement, Nabis is licensed to manufacture the WISP™ Pods and to sell the WISP™ Pods in conjunction with the sale of the WISP™ Vaporizer. Nabis is required to meet minimum quarterly orders of two hundred (200) WISP™ Vaporizers and five thousand (5,000) WISP™ Pods cartridges. Nabis is licensed to sell the WISP™ Vaporizer and the WISP™ Pods to end users in Arizona, excluding Amazon, eBay, Walmart or other multistate/national brick and mortar or online sales. CannaKorp has granted Nabis a right of first refusal to obtain an exclusive license in Michigan and in Washington for the same rights granted to Nabis in Arizona.

The foregoing description of the Agreement is qualified in its entirety by reference to the complete Agreement which is included as an exhibit to this Report.

Item 7.01	Regulation FD Disclosure

On September 19, 2019, the Company issued a press release announcing the Agreement with Nabis which Agreement is summarized in Item 1.01 of this Report. The press release is included as an exhibit to this Report.

Section 9-	Financial Statements and Exhibits
Item 9.01	Exhibits

Exhibit No.	Description

10.1	Purchase, Licensing and Distribution Agreement dated September 17, 2019
99.1	Press Release dated September 19, 2019

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET GROUP INC.

Dated: September 19, 2019	By:	/s/ Rubin Schindermann
Chief Executive Officer